ADMINISTRATOR
      AQUILA MANAGEMENT CORPORATION
      380 Madison Avenue, Suite 2300
      New York, New York 10017

INVESTMENT ADVISER
      STCM MANAGEMENT COMPANY, INC.
      380 Madison Avenue, Suite 2300
      New York, New York 10017

DISTRIBUTOR
      AQUILA DISTRIBUTORS, INC.
      380 Madison Avenue, Suite 2300
      New York, New York 10017

TRUSTEES
      Lacy B. Herrmann, Chairman
      Theodore T. Mason, Vice Chairman
      Paul Y. Clinton
      Diana P. Herrmann
      Anne J. Mills
      Cornelius T. Ryan

OFFICERS
      Lacy B. Herrmann, President
      Charles E. Childs, III, Senior Vice President
      Diana P. Herrmann, Vice President
      John M. Herndon, Vice President & Assistant Secretary
      Rose F. Marotta, Chief Financial Officer
      Richard F. West, Treasurer
      Edward M.W. Hines, Secretary
      Patricia A. Craven, Assistant Secretary

TRANSFER AND SHAREHOLDER SERVICING AGENT
      PFPC INC.
      400 Bellevue Parkway
      Wilmington, Delaware 19809

CUSTODIAN
      BANK ONE TRUST COMPANY, N.A.
      100 East Broad Street
      Columbus, Ohio 43271

INDEPENDENT AUDITORS
      KPMG PEAT MARWICK LLP
      345 Park Avenue
      New York, New York 10154

      Further information is contained in the Prospectus, which must precede or accompany this report.

ANNUAL
REPORT
JUNE 30, 1998

A CASH MANAGEMENT INVESTMENT

(CAPITAL CASH MANAGEMENT TRUST LOGO)
(PYRAMID Stability, Liquidity, Yield)

ONE OF THE AQUILA GROUP OF FUNDS

                       CAPITAL CASH MANAGEMENT TRUST
                               ANNUAL REPORT

(AQUILA EAGLE LOGO)

                                                          August 7, 1998

Dear Investor:

            We are pleased to provide you with the Annual Report for Capital Cash Management Trust for the fiscal year ended June 30, 1998.

            The current period was marked by increasing volatility in the world financial markets. Most significant was the impact of the Asian financial crisis, which caused currency values around the world to plunge and sent financial markets into turmoil. It is hard to believe the magnitude of the currency depreciation that has taken place in various countries versus the U.S. dollar. The currency deterioration against the U.S. dollar has ranged from 10% to well over 70% with various countries around the world. The impact of the Asian crisis on the continued U.S. economic expansion remains a factor that can not be ignored. Thirty percent of U.S. exports go to Asia and, now after the currency devaluations, consumers in that region have significantly less in the way of purchasing power. As a result, some U.S. firms could find demand for their exports weakening while at the same time cheaper goods coming from Asia should force U.S. competitors to lower their prices. With fewer U.S. exports and greater imports, the Federal Reserve is hoping the economy will slow on its own from its torrid pace and that the current low level of inflation we have experienced over the past several years will continue.

            The lack of monetary action policy by the Fed during the Asian financial crisis kept short-term interest rates relatively stable during the Trust's fiscal year ended June 30, 1998. As mentioned in previous report letters, yields on money market funds, like the Trust, move in concert with rate policies pursued by the Federal Reserve. At June 30, 1998, the seven-day yield of the Trust was 5.25% compared to 4.97% for the seven-day period ended June 30, 1997.

            When the financial markets do become roiled, you can take considerable comfort in the fact that safety of the principal value of your investment in the Trust and ready liquidity have always been, and continue to be, two of the main goals in the management of investors' assets in Capital Cash Management Trust.

            The Trust's Investment Adviser, STCM Management Company, Inc., continues to act with a high level of prudence in examining the creditworthiness and marketability of all issuers of securities utilized in the Trust's investment portfolio. Investors in the Trust can take comfort in knowing that those securities in the Trust's portfolio will be chosen on the basis of possessing high quality and minimal credit risk in order to ensure maximum safety for investors' cash reserves.

            Your use of Capital Cash Management Trust is greatly appreciated. You can be assured that every effort will be expended by all associated with the Trust to merit your continued confidence.

                              Sincerely,

       /s/ Lacy B. Herrmann                    /s/ Charles E. Childs, III
       Lacy B. Herrmann                        Charles E. Childs, III
       President and Chairman                  Senior Vice President and
         of the Board of Trustees                Portfolio Manager

(KPMG Peat Marwick LLP LOGO)

                     INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Capital Cash Management Trust:

            We have audited the accompanying statement of assets and liabilities of Capital Cash Management Trust, including the statement of investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Cash Management Trust as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                  KPMG Peat Marwick LLP
New York, New York
August 7, 1998

                   CAPITAL CASH MANAGEMENT TRUST
                     STATEMENT OF INVESTMENTS
                         JUNE 30, 1998

 FACE
 AMOUNT    COMMERCIAL PAPER - 21.9%                                  VALUE
           Automotive - 4.6%
 $74,000   Ford Motor Credit Corp., 5.50%, 07/24/98                 $ 73,740

           Finance - 9.3%
  75,000   American General Finance Corp., 5.50%, 08/03/98            74,622
  75,000   Norwest Financial Inc., 5.51%, 07/06/98                    74,942
                                                                     149,564
           Insurance - 3.7%
  60,000   Prudential Funding Corp., 5.53%, 07/07/98                  59,945

           Travel & Leisure Services - 4.3%
  70,000   American Express Credit Corp., 5.52%, 07/28/98             69,710

               Total Commercial Paper                                352,959

           U.S. Government Agency Discount Notes - 80.0%
  50,000   Federal Farm Credit Bank, 5.36%, 07/13/98                  49,911
 100,000   Federal Home Loan Bank, 5.40%, 07/01/98                   100,000
  70,000   Federal Home Loan Mortgage Corporation,
             5.60%, 07/01/98                                          70,000
  85,000   Federal Home Loan Mortgage Corporation,
             5.39%, 07/01/98                                          85,000
  25,000   Federal Home Loan Mortgage Corporation,
             5.41%, 07/02/98                                          24,996
  45,000   Federal Home Loan Mortgage Corporation,
             5.41%, 07/02/98                                          44,993
  87,000   Federal Home Loan Mortgage Corporation,
             5.42%, 07/07/98                                          86,921
  25,000   Federal Home Loan Mortgage Corporation,
             5.42%, 07/09/98                                          24,970
  50,000   Federal Home Loan Mortgage Corporation,
             5.44%, 07/09/98                                          49,939
  80,000   Federal Home Loan Mortgage Corporation,
             5.42%, 07/10/98                                          79,892
  85,000   Federal Home Loan Mortgage Corporation,
             5.44%, 07/21/98                                          84,743
  70,000   Federal Home Loan Mortgage Corporation,
             5.44%, 07/22/98                                          69,778
  55,000   Federal Home Loan Mortgage Corporation,
             5.44%, 07/23/98                                          54,817
  75,000   Federal Home Loan Mortgage Corporation,
             5.47%, 07/30/98                                          74,670
  50,000   Federal Home Loan Mortgage Corporation,
             5.42%, 07/31/98                                          49,774
  55,000   Federal Home Loan Mortgage Corporation,
             5.48%, 08/26/98                                          54,531

  87,000   Federal National Mortgage Association,
             5.42%, 07/15/98                                          86,817
  40,000   Federal National Mortgage Association,
             5.42%, 07/16/98                                          39,910
  55,000   Federal National Mortgage Association,
             5.50%, 07/20/98                                          54,840
  65,000   Federal National Mortgage Association,
             5.44%, 08/03/98                                          64,676
  40,000   Federal National Mortgage Association,
             5.43%, 08/04/98                                          39,795

             Total U.S. Government Agency Discount Notes           1,290,973

             Total Investments  (cost $1,643,932*)      101.9%     1,643,932
             Liabilities in excess of other assets       (1.9)       (31,163)
             Net Assets                                 100.0%    $1,612,769

     (*)Cost for Federal tax purposes is identical.

   See accompanying notes to financial statements.

                   CAPITAL CASH MANAGEMENT TRUST
                STATEMENT OF ASSETS AND LIABILITIES
                          JUNE 30, 1998

ASSETS
Investments at value (cost $1,643,932)                    $1,643,932
Cash                                                           2,223
Other assets                                                   3,429
   Total assets                                            1,649,584

LIABILITIES
Accrued expenses                                              29,793
Dividends payable                                              7,022
Total liabilities                                             36,815

NET ASSETS (equivalent to $1.00 per
share on 1,612,769
shares outstanding)                                       $1,612,769
Net Assets consist of:
Capital Stock - Authorized an
unlimited number of
shares, par value $.01 per share                          $   16,128
Additional paid-in capital                                 1,596,641
                                                          $1,612,769

            See accompanying notes to financial statements.

                       STATEMENT OF OPERATIONS
                   FOR THE YEAR ENDED JUNE 30, 1998

INVESTMENT INCOME:
  Interest Income                                                     $90,809

Expenses:
  Investment Adviser fees (note 2)                            $3,238
  Administrator fees (note 2)                                  2,429
  Legal fees                                                  16,891
  Audit and accounting fees                                   15,871
  Trustees' fees and expenses                                 12,562
  Transfer and shareholder servicing agent fees               11,512
  Shareholders' reports and proxy statements                  10,304
  Registration fees and dues                                   4,879
  Custodian fees (note 4)                                      4,508
  Miscellaneous                                                1,019
                                                              83,213

  Investment Advisory fees waived (note 2)                    (3,238)
  Administration fees waived (note 2)                         (2,429)
  Reimbursement of expenses by Administrator (note 2)        (70,998)
  Expenses paid indirectly (note 4)                              (71)
      Net expenses                                                      6,477
      Net investment income                                           $84,332

             See accompanying notes to financial statements

                    CAPITAL CASH MANAGEMENT TRUST
                 STATEMENTS OF CHANGES IN NET ASSETS

                                                         YEAR ENDED JUNE 30,
                                                          1998         1997
FROM INVESTMENT ACTIVITIES:

Net investment income                                     $  84,332  $  83,783
Dividends to shareholders ($0.0521 and $0.0489
  per share, respectively)                                 (84,332)   (83,783)
Change in net assets derived from investment
  activities                                                   -          -


FROM CAPITAL SHARE TRANSACTIONS:

                                        SHARES
                                  YEAR ENDED JUNE 30,
                                 1998         1997
Proceeds from shares sold        1,888,398   1,446,854   1,888,398   1,446,854
Reinvested dividends                81,780      83,694      81,780      83,694
Cost of shares redeemed        (1,792,565) (1,860,327) (1,792,565) (1,860,327)
  Change in net assets from
    capital share transactions     177,613   (329,779)     177,613   (329,779)
Change in net assets                                       177,613   (329,779)

NET ASSETS:
    Beginning of period                                  1,435,156   1,764,935
    End of period                                       $1,612,769  $1,435,156

                See accompanying notes to financial statements

                      CAPITAL CASH MANAGEMENT TRUST
                      NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Capital Cash Management Trust (the "Trust") is a Massachusetts business trust established on August 20, 1976 as a successor to the money-market fund, the STCM Corporation, which commenced operations on July 8, 1974.

          The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

 a)PORTFOLIO VALUATION: The Trust's portfolio securities are valued by the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), which, after considering accrued interest thereon, approximates market. Under this method, a portfolio security is valued at cost adjusted for amortization of premiums and accretion of discounts. Amortization of premiums and accretion of discounts are included in interest income.

 b)SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premiums and accretion of discounts as discussed in the preceding paragraph.

 c)FEDERAL INCOME TAXES: It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

 d)REPURCHASE AGREEMENTS: It is the Trust's policy to monitor closely the creditworthiness of all firms with which it enters into repurchase agreements, and to take possession of, or otherwise perfect its security interest in, securities purchased under agreements to resell. The securities purchased under agreements to resell are marked to market every business day so that the value of the "collateral" is at least equal to the value of the "loan" (repurchase agreements being defined as "loans" in the 1940 Act), including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety.

 e)USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

          STCM Management Company, Inc. (the "Adviser") became Investment Adviser to the Trust in February, 1992. In this role, under an Investment Advisory Agreement, the Adviser supervises the

Trust's investments and provides various services for which it receives a fee which is payable monthly and computed on the net assets of the Trust at the annual rate of 0.20% of the Trust's average daily net assets. The Trust also has an Administration Agreement with Aquila Management Corporation (the "Administrator") to provide all administrative services to the Trust other than those relating to the investment portfolio and the accounting records. The Administrator receives a fee for such services which is payable monthly and computed on the net assets of the Trust at the annual rate of 0.15% of the Trust's average daily net assets. Details regarding the services provided by the Adviser and the Administrator are provided in the Trust's Prospectus and Statement of Additional Information.

          The Adviser and the Administrator each has agreed that the above fees shall be reduced, but not below zero, by an amount equal to its proportionate share (determined on the basis of the respective fees computed as described above) of the amount, if any, by which the total expenses of the Trust in any fiscal year, exclusive of taxes, interest, and brokerage fees, shall exceed the lesser of (i) 1.5% of the first $30 million of average annual net assets of the Trust plus 1% of its average annual net assets in excess of $30 million, or (ii) 25% of the Trust's total annual investment income. No such reduction in fees was required during the year ended June 30, 1998 inasmuch as the Adviser and the Administrator voluntarily waived their entire fees in the amount of $3,238 and $2,429, respectively. In addition, in order to comply with this expense limitation, the Administrator reimbursed expenses in the amount of $54,773. Also, the Administrator has undertaken to waive fees or reimburse the Trust to the extent that annual expenses exceed
0.60 of 1% of average net assets in any fiscal year and therefore reimbursed expenses in the amount of $12,988. Further, the Administrator voluntarily reimbursed additional expenses of $3,237. For the year ended June 30, 1998, these expense reimbursements amounted to $70,998, all of which were paid prior to that date.

          Under a Distribution Agreement, Aquila Distributors, Inc. (the "Distributor") serves as the exclusive distributor of the Trust's shares. No compensation or fees are paid to the Distributor for such share distribution.

3. DISTRIBUTIONS

          The Trust declares dividends daily from net investment income and makes payment monthly in additional shares at the net asset value per share or in cash, at the shareholder's option.

4. CUSTODIAN FEES

          The Trust has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. During the year ended June 30, 1998, the Trust's custodian fees amounted to $4,508, of which $71 was offset by such credits. It is the general intention of the Trust to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit with the custodian.

                    CAPITAL CASH MANAGEMENT TRUST
                        FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            YEAR ENDED JUNE 30,
                              1998      1997      1996      1995      1994
Net Asset Value,
  Beginning of Period         $1.0000   $1.0000   $1.0000   $1.0000   $1.0000

Income from Investment
  Operations:
  Net investment income        0.0521    0.0489    0.0518    0.0497    0.0309

Less Distributions:
  Dividends from net
    investment income         (0.0521)  (0.0489)  (0.0518)  (0.0497)  (0.0309)

Net Asset Value, End of
  Period                      $1.0000   $1.0000   $1.0000   $1.0000   $1.0000

Total Return                    5.33%     5.00%     5.29%     5.09%     3.14%

Ratios/Supplemental Data
  Net Assets, End of Period
    (in thousands)             $1,613    $1,435    $1,765    $1,660    $1,713
  Ratio of Expenses to
    Average Net Assets          0.40%     0.40%     0.40%     0.40%     0.28%
  Ratio of Net Investment
    Income to Average Net
    Assets                      5.21%     4.89%     5.17%     5.00%     3.08%

Net investment income (loss) per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees, the Administrator's expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:

  Net investment income
    (loss)                    $0.0047 ($0.0119) ($0.0018)   $0.0038 ($0.0137)
  Ratio of Expenses to
    Average Net Assets          5.14%     6.49%     5.75%     5.02%     4.73%
  Ratio of Net Investment
    Income (loss) to Average
    Net Assets                  0.47%   (1.19%)   (0.18%)     0.38%   (1.37%)

              See accompanying notes to financial statements.

SHAREHOLDER MEETING RESULTS (UNAUDITED)

A Special Meeting of Shareholders of Capital Cash Management Trust (the "Trust") was held on December 10, 1997. The holders of shares representing 61% of the total net asset value of the shares entitled to vote were present in person or by proxy. At the meeting, the following matters were voted upon and approved by the shareholders (the resulting votes for each matter are presented below).

 1. To approve an amendment to the Trust's Declaration of Trust to authorize creation of classes of shares.

        Number of Votes:
        FOR                AGAINST          ABSTAIN          BROKER NON-VOTES
        923,485.85         8,781.78         17,308.94        0.00

  2. To approve modifications of the Trust's policies regarding investment of more than 5% of the Trust's assets in the securities of a single issuer.

        Number of Votes:
        FOR                AGAINST           ABSTAIN         BROKER NON-VOTES
        872,858.61         13,749.25         62,968.71       0.00

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

     This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

     For the fiscal year ended June 30, 1998, the total amount of dividends paid by Capital Cash Management Trust was ordinary dividend income.

     Prior to January 31, 1998, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 1997 CALENDAR YEAR.